SECOND AMENDMENT
                                       TO
                                    AGREEMENT


         This Second Amendment is dated as of July 13, 1999 and is made in respect of the Agreement dated as of June 2, 1998 and the First Amendment thereto dated as of December 11, 1998 (as amended and in effect immediately prior to the date hereof, the "Agreement") by and between PSC INC., a New York corporation ("PSC" or the "Company"), and ROBERT S. EHRLICH ("Ehrlich").

         WHEREAS, Section 4 of the Agreement provides that Ehrlich will be awarded 17,500 restricted Common Shares of the Company on each of March 25, 1999 (the "1999 Award") and March 25, 2000; and

         WHEREAS, the 1999 Award was not made on March 25, 1999 because of a lack of a sufficient number of shares in the 1994 Stock Option Plan (the "Plan"); and

         WHEREAS, at the 1999 Annual Meeting held on May 12, 1999, the shareholders of the Company approved an increase in the number of shares allocated to the Plan and, accordingly, the 1999 Award can now be made; and

         WHEREAS, Ehrlich has requested that equity portion of his compensation be in the form stock options for Common Shares rather than awards of restricted Common Shares and the Board of Directors has consented to the change; and

         WHEREAS, the number of stock options that is equivalent to the number of restricted Common Shares that otherwise would have been awarded to Ehrlich is 35,000 shares; and

         WHEREAS, the Board of Directors has adopted a policy whereby stock option grants to officers and directors in 1999 will be reduced by 50%; and

         WHEREAS, Ehrlich is willing to accept a 50% reduction in the number of stock options to be granted to him in 1999.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows

         1. All of the terms used in this Second Amendment shall have the meanings defined in the Agreement.

         2. Effective as of March 25, 1999, Section 4 of the Agreement is deleted in its entity and replaced by a new Section 4, which will read as follows:

                    "4.  Restricted   Stock/Stock   Options.   Pursuant  to  the
                  Company's 1994 Stock Option Plan, on March 25, 1998 PSC awarded Ehrlich 17,500 restricted Common Shares of the Company, upon the terms and conditions and subject to the restrictions set forth in the Restricted Stock Award Agreement attached to the Agreement as Exhibit A. Effective as of March 25, 1999, the Company has granted Ehrlich, pursuant to the Company's 1994 Stock Option Plan, a stock option for 17,500 Common Shares of the Company at an exercise price of $8.625 per share, upon the terms and conditions set forth in the Stock Option Agreement attached hereto as Exhibit A. If Ehrlich is Chairman of the Board of Directors of the Company on March 25, 2000, PSC will grant Ehrlich a stock option for 35,000 Common Shares pursuant to a Stock Option Agreement similar in form to Exhibit A, as modified to reflect appropriate changes in grant, vesting and expiration dates and in purchase and stock performance prices. Notwithstanding the foregoing sentence, if there is a Change in Control (as hereinafter defined), and if Ehrlich becomes entitled to receive Severance Benefits (as hereinafter defined), Ehrlich will be immediately entitled to receive the stock option which otherwise would have been granted to him on March 25, 2000, fully vested and exercisable and at a purchase price equal to the Fair Market Value of the Company's Common Shares on the date preceding the date of the Change in Control."

         3. Except as modified by this Second Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the day and year first above written.

                                              PSC Inc.


                                              By:   /s/ Robert C. Strandberg
                                                    Robert C. Strandberg
                                                    President and
                                                    Chief Executive Officer



                                              Robert S. Ehrlich

                                    EXHIBIT A

                                    PSC INC.

                          OPTION AGREEMENT PURSUANT TO
                             1994 STOCK OPTION PLAN


         OPTION AGREEMENT, executed in duplicate as of the 13th day of July, 1999, between PSC INC., a New York corporation (the "Company"), and ROBERT S. EHRLICH, Chairman of the Board of Directors of the Company (the "Optionee").

                                    RECITALS

         Optionee entered into a compensation agreement with the Company on June 2, 1998, the First Amendment to the compensation agreement on December 11, 1998 and the Second Amendment to the compensation agreement on July 13, 1999 (as so amended, the "Compensation Agreement").

         In accordance with the provisions of the Compensation Agreement and the 1994 Stock Option Plan of the Company (the "Plan"), the Compensation Committee of the Board of Directors of the Company has authorized the execution and delivery of this Agreement as partial compensation for the performance of Optionee's duties as Chairman of the Board on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Option. Subject to all the terms and conditions of the Plan and this Agreement, the Company hereby grants to the Optionee as of March 25, 1999 (the "Date of Grant") a nonstatutory stock option ("Option") to purchase 17,500 common shares of the Company (such number being subject to adjustment as provided in Section 8), $.01 par value, on the terms and conditions herein set forth.

         2. Purchase Price. The purchase price per common share covered by this Option shall be $8.625.

         3. Vesting and Exercise. This Option shall vest and be exercisable as follows:

                  (a)      with respect to 8,750 shares:

                           2,188 on March 25, 2000

                           2,187 on March 25, 2001

                           2,188 on March 25, 2002

                           2,187 on March 25, 2003

                  (b)      with respect to 8,750 shares:

                           2,916 shares at such time as the Fair Market
                           Value (as defined in the Plan) of the Company's common shares equals or exceeds $11.47 per share for 7 consecutive days at any time subsequent to the Date of Grant

                           2,917 shares at such time as the Fair Market
                           Value of the Company's  common shares equals
                           or   exceeds   $13.53   per   share   for  7
                           consecutive days at any time subsequent to the Date of Grant

                           2,917 shares at such time as the Fair Market
                           Value of the Company's  common shares equals
                           or   exceeds   $15.70   per   share   for  7
                           consecutive days at any time subsequent to the Date of Grant

                  (c) Notwithstanding that the Fair Market Value of the Company's common shares does not reach the specified performance goals in (b) above, this Option will be fully exercisable after December 1, 2003.

                  (d) This Option may not be exercised after five (5) years from the Date of Grant (March 25, 2004).

         4. Method of Exercising Option. The Optionee may exercise the Option granted to Optionee by giving written notice to the Company which shall state the election to exercise the Option and the number of shares with respect to which the Option is being exercised. The written notice shall be signed by the person exercising the Option, shall be delivered to the Company at its principal executive office, and shall be accompanied by payment equal to the full purchase price for the shares which are exercised. The purchase price of each share purchased upon exercise of the Option shall be paid in full (a) in cash at the time of exercise, (b) with common shares of the Company owned by the Optionee,
(c) by delivering to the Company (i) irrevocable instructions to deliver the stock certificates representing the shares for which the Option is being exercised, directly to a broker, and (ii) instructions to the broker to sell such shares and promptly deliver to the Company the portion of the proceeds equal to the total purchase price, or (d) in any combination thereof. For purposes of making payment in common shares of the Company, such shares shall be valued at their Fair Market Value (as defined in the Plan) on the date of exercise of the Option and shall have been held by the Optionee for a period of at least six (6) months. Such notice shall be given on the form attached hereto and designated as Exhibit A. In the event the Option shall be exercised pursuant to Section 6(b) hereof by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

         5. Non-Transferability of Option Rights. This Option shall not be transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, the Option shall be exercisable only by Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

         6.       Termination of Chairmanship or Death

                  (a) If the Optionee's position as Chairman of the Board shall terminate for cause, this Option shall cease to be exercisable on the date of such termination.

                  (b) If Optionee's position as Chairman of the Board shall terminate because of death or Disability (as defined in the Plan), or if Optionee shall die after termination of his position as Chairman of the Board but while Optionee could have exercised this Option, this Option may be exercised, to the extent that the Optionee was entitled to do so at the date of termination of his position as Chairman of the Board, at any time, or from time to time, within one (1) year after the date of death or termination of his position as Chairman of the Board because of Disability, but in no event later than the expiration date specified pursuant to Section 3. In the case of death, exercise may be made by the Optionee's Designated Beneficiary (as defined in the Plan).
                  (c) If Optionee's position as Chairman of the Board shall terminate for any reason other than cause, death, Disability, or Change in Control (as defined in the Compensation Agreement), Optionee shall be entitled to exercise this Option to the extent that the Option has vested and become exercisable pursuant to Section 3 above, at any time, or from time to time so long as Optionee continues to serve as a director of the Company or within three months after the date of termination of his directorship, but in no event later than the expiration date specified pursuant to Section 3.

         7. General Restriction. This Option shall be subject to the requirement that if at any time the Board of Directors in its discretion shall determine that the listing, registration or qualification of the shares subject to such Option on any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         8. Option Adjustments. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common shares or any other transaction (including, without limitation, an extraordinary cash dividend) which, in the determination of the Compensation Committee (the "Committee") of the Board of Directors, affects the common shares such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust any or all of (i) the number and kind of shares subject to this Option, and (ii) the purchase price with respect to the foregoing, provided that the number of shares subject to this Option shall always be a whole number. In the event of any tender offer or exchange offer (other than an offer by the Company) for the Company's common shares, or a dissolution or liquidation of the Company, or a merger or consolidation or similar transaction in which the Company is not the surviving company, or a sale, exchange or other disposition of all or substantially all of the Company assets, or a Change in Control of the Company (as defined in the Compensation Agreement), Optionee shall automatically become fully vested in this Option and this Option shall become fully exercisable.

         9. Amendment to this Option Agreement. The Committee may modify or amend this Option if it determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code or in the regulations issued thereunder, or any federal or state securities laws or other law or regulation, which change occurs after the Date of Grant of this Option and by its terms applies to this Option. No amendment of this Option, however, may, without the consent of the Optionee, make any changes which would adversely effect the rights of such Optionee.

         10. Notices. Notices hereunder shall be in writing and if to the Company shall be delivered personally to the Secretary of the Company or mailed to its principal office, 675 Basket Road, P.O. Box 448, Webster, New York 14580, addressed to the attention of the Secretary and, if to the Optionee, shall be delivered personally or mailed to the Optionee at Optionee's address as the same appears on the records of the Company.

         11. Interpretations of this Agreement. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and the Optionee. The Option granted hereunder, and the common shares which may be issued upon exercise thereof, are subject to the provisions of the Plan. In the event there is any inconsistency between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall govern.

         12. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in Section 6, to the personal representatives, legatees and heirs of the Optionee.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed on the day and year first above written.

                                 PSC INC.

                                 By  /s/ Robert C. Strandberg
                                     Robert C. Strandberg
                                     President and Chief Executive Officer
ATTEST:

/s/ Martin S. Weingarten
Martin S. Weingarten, Secretary

                                   ACCEPTANCE

         I, ROBERT S. EHRLICH, hereby certify that I have read and fully understand the foregoing Stock Option Agreement. I acknowledge that I have been apprised that it is the intent of the Company that Optionees obtain and retain an equity interest in the Company. I hereby execute this Agreement to indicate my acceptance of this Option and my intent to comply with the terms thereof.


                                   -------------------------------------
                                   Optionee


                                   ------------------------------------
                                   Street Address


                                   ------------------------------------
                                   City              State          Zip

                                    EXHIBIT A

                                              _________________, 19__

PSC Inc.
675 Basket Road
P.O. Box 448
Webster, New York  14580

Attention:  Secretary

Dear Sir:

         This is to notify you that I hereby elect to exercise my option rights to common shares of PSC Inc. (the "Company") granted under the Option Agreement (the "Agreement"), dated , 19__, issued to me pursuant to the 1994 Stock Option Plan (the "Plan"). The purchase price pursuant to such Agreement, as adjusted, is $____________ per share or $__________ in the aggregate.

         In payment of the full purchase price, I enclose (please complete as appropriate):

         (a)      my check in the sum of $__________

         (b) __________ common shares of the Company owned by me free of any liens or encumbrances and having a fair market value of $_________

         (c) an authorization letter which gives irrevocable instructions to the Company to deliver the stock certificates representing the shares for which the option is being exercised directly to _____________ (name and address of broker) together with a copy of the instructions to _______________ (name of broker) to sell such shares and promptly deliver to the Company the portion of the proceeds equal to the total purchase price and withholding taxes due, if any.

                                Very truly yours,



                                ------------------------------------
                                Optionee's Signature